CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



This certification is provided pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. ss. 1350, and accompanies the Annual Report on Form 10-K/A for the period ended December 31, 2003 of Halliburton Company (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report").

I, C. Christopher Gaut, Chief Financial Officer of the Company, certify that:

    (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934; and

    (2)   The  information  contained  in  the Report fairly  presents,  in  all
          material   respects,   the   financial   condition  and   results   of
          operations of the Company.


/s/ C. Christopher Gaut
------------------------------
C. Christopher Gaut
Chief Financial Officer
March 15, 2004